Exhibit 10.2




                                LIQUIDATING TRUST
                                    AGREEMENT




                                  By and Among




                                   THCG, Inc.,
                                   as Grantor,




                                       and




                                 Joseph D. Mark
                                     - and -
                                   Adi Raviv,
                                   as Trustees





                            Dated as of July 16, 2001

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                           LIQUIDATING TRUST AGREEMENT

                        AGREEMENT AND DECLARATION OF TRUST, dated as of July 16, 2001, by and among THCG, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and Joseph D. Mark and Adi Raviv, as trustees.

                        WHEREAS, the Company's Board of Directors has approved and adopted a Plan of Liquidation of THCG, LLC (the "Plan") that, among other things, (i) provides for the establishment of a liquidating trust pursuant to the terms and conditions hereof (the "Trust"), (ii) provides for the appointment of the Trustees (as defined in Section 1.2 ) to serve as agent of the Beneficiaries (as defined in Section 1.2) and trustees of the Trust, (iii) authorizes and directs the Company to grant, assign, transfer, convey and deliver the Transferred Assets (as defined in Section 1.2) to the Trustees as agent for the Beneficiaries, and (iv) authorizes and directs the Trustees to hold for and on behalf of the Beneficiaries the assets of the Trust and to liquidate the same and distribute the proceeds thereof to the Beneficiaries in accordance with the terms and conditions hereof; and

                        WHEREAS, the Trust is intended to qualify as a fixed investment trust within the meaning of Section 301.7701-4(c) of the Income Tax Regulations (as defined in Section 1.2) and a liquidating trust within the meaning of Section 301.7701-4(d) of the Income Tax Regulations for Federal income tax purposes;

                        NOW, THEREFORE, in consideration of the premises, and subject to the terms and conditions hereof, effective as of the close of business on the Record Date (as defined in Section 1.2), the Company hereby grants, assigns, transfers, conveys and delivers unto the Trustees for the benefit of the Beneficiaries all of the Company's right, title and interest in, to and under all of the Transferred Assets for the uses and purposes stated herein, and the Trustees hereby accept such Transferred Assets and such Trust on the terms and conditions herein contained and hereby agree to perform the obligations of the Trustees under this Agreement:

                                   ARTICLE I

                              NAME AND DEFINITIONS

         1.1. Name. This trust shall be known as the THCG, LLC Liquidating
Trust.

         1.2. Certain Terms Defined. For all purposes of this instrument, unless the context otherwise requires:

              (a) "Agreement" shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms and conditions hereof.

              (b) "Beneficial Interest" shall mean each Beneficiary's proportionate share of the Trust Assets initially determined by the ratio of the number of Shares held by the Beneficiary as of the close of business on the Record Date over the total number of Shares issued and outstanding as of the close of business on the Record Date and thereafter determined by the ratio of the number of Units held by such Beneficiary over the total number of Units held by all Beneficiaries.

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              (c) "Beneficiary" shall mean each of the Stockholders and each transferee thereof permitted pursuant to Section 3.3(a).

              (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, together with any provisions amendatory thereof, supplementary thereto or substituted therefor.

              (e) "Fund" shall mean THCG Venture Partners I LLC, a limited liability company organized under the laws of the State of Delaware.

              (f) "Income Tax Regulations" shall mean the income tax regulations under the Code, together with any provisions amendatory thereof, supplementary thereto or substituted therefor.

              (g) "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and any successor statute, and the rules and regulations of the SEC thereunder.

              (h) "Investment Contracts" shall mean any and all stock purchase agreements, registration rights agreements, stockholder agreements and other agreements or instruments relating to, or entered into in connection with the acquisition of, Investment Securities.

              (i) "Investment Securities" shall mean (x) shares of common stock, preferred stock, warrants to purchase common stock or preferred stock, notes or other securities acquired by the Company or (or any of its subsidiaries, including any Trust Subsidiary) for investment or in connection with the performance of investment banking, venture development or other services, and
(y) the promissory notes payable to the order of the Company listed in Schedule I hereto.

              (j) "Indemnity Obligations" shall have the meaning given such term in Section 2.4(b).

              (k) "Liabilities" shall mean debts, claims, commitments, liabilities or other obligations of any kind or nature whatsoever, whether contingent or fixed.

              (l) "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a limited liability partnership, a trust, a joint venture, any unincorporated organization or a government or political subdivision thereof.

              (m) "Purchase Rights" shall have the meaning given such term in
Section 6.1(b).

              (n) "Record Date" shall mean the date on which the Company conveys to the Trust all of the Transferred Assets.

              (o) "SEC" shall mean the Securities and Exchange Commission and any successor agency that administers the Investment Company Act or the Securities Act.

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              (p) "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute and the rules and regulations of the SEC thereunder.

              (q) "Shares" shall mean the shares of common stock, par value $.01 per share ("Common Stock"), of the Company.

              (r) "Special Committee" shall have the meaning given such term in
Section 5.2(c).

              (s) "Stockholders" shall mean the holders of record of the outstanding Shares of the Company as of the close of business on the Record Date.

              (t) "THCG, LLC" shall mean THCG, LLC, a limited liability company organized under the laws of the State of Delaware that is a member of the Fund, owns 9.9% of the membership interests of the Fund and is the sole member of THCG Ventures.

              (u) "THCG Partners" shall mean THCG Partners LLC, a limited liability company organized under the laws of the State of Delaware that is a member of the Fund and owns 15.1% of the membership interests of the Fund.

              (v) "THCG Ventures" shall mean THCG Ventures LLC, a limited liability company organized under the laws of the State of Delaware that is the non-member manager of the Fund and the managing member of THCG Partners and owns
 .45% of the membership interests of THCG Partners.

              (w) "Transferee Liability" shall have the meaning given such term in Section 2.4(a).

              (x) "Transferred Assets" shall mean all of the Company's right, title and interest in, to and under (i) its membership interests in THCG, LLC,
(ii) all Investment Securities, (iii) all Investment Contracts, (iv) accounts receivable of the Company as of the Record Date, and (v) all cash and cash equivalents of the Company on hand on the Record Date in excess of [$ ].

              (y) "Trust" shall mean the Trust created by this Agreement.

              (z) "Trust Assets" shall mean all the property held from time to time by the Trustees under this Agreement, which initially shall consist of the Transferred Assets granted, assigned, transferred, conveyed and delivered to the Trustees by the Company pursuant to the Plan (excluding any dividends declared but unpaid having a record date prior to the Record Date) and thereafter shall include all dividends, rents, royalties, income, proceeds and other receipts of, from or attributable to any assets held by the Trustees, less any of the foregoing utilized by the Trustees to pay expenses of the Trust, satisfy Liabilities (including Transferee Liabilities, if any) of the Trust or make distributions to the Beneficiaries pursuant to the terms and conditions hereof.

              (aa) "Trust Subsidiary" shall mean any and all of THCG, LLC, THCG Partners, THCG Ventures and the Fund.

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              (bb) "Trustees" shall mean the original Trustees named in the beginning of this Agreement, any Trustee(s) appointed hereunder after the date hereof pursuant to Article X and their respective successors.

              (cc) "Unlocated Beneficiary" shall mean any Beneficiary who has not been located by a mailing to the address of such Beneficiary as it appears on the records of the Trustees.

              (dd) "Units" shall have the meaning given such term in Section 3.1(b).

                                   ARTICLE II

                               NATURE OF TRANSFER

         2.1. Purpose of Trust.

              (a) The sole purpose of the Trust is to hold the Trust Assets in a manner calculated to conserve and protect the Trust Assets until such time as the Trust Assets can be liquidated and to collect the proceeds from such liquidation, and any income thereon, and to distribute the same to the Beneficiaries in as prompt and orderly a manner as possible after the payment of Liabilities and expenses and the making of reasonable provision for contingent Liabilities. The Trustees shall, in an expeditious but orderly manner, liquidate and convert to cash the Trust Assets, make timely distributions and not unduly prolong the duration of the Trust. The Trust shall have no objective to continue or engage in the conduct of a trade or business.

              (b) The Transferred Assets and all other Trust Assets will be held in the Trust, and the Trustees shall: (i) carry out the purpose of the Trust and facilitate distribution of the Trust Assets; (ii) allocate, protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof;
(iii) act on behalf of the Beneficiaries in connection with any matters; and
(iv) distribute the Trust Assets in accordance with the terms and conditions hereof.

              (c) It is intended that the grant, assignment, transfer, conveyance and delivery of the Transferred Assets by the Company to the Trustees pursuant hereto shall be treated for federal, state and local income tax purposes as if the Company made such delivery directly to the Stockholders. It is further intended that for federal, state and local income tax purposes the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their pro rata share of the Trust pursuant to Sections 671 through 679 of the Code, and any analogous provision of state or local law, and shall be taxed on their pro rata share of the Trust's taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustees shall file all tax returns required to be filed with any governmental agency consistent with this position, including any returns required of grantor trusts pursuant to Section 1.671-4(a) of the Income Tax Regulations.

         2.2. No Reversion to the Company. In no event shall any part of the Trust Assets revert to or be distributed to the Company.

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         2.3. Instruments of Further Assurance. After the delivery of the
Transferred Assets to the Trustees pursuant hereto, such Persons as shall have the right and power to so act will, upon reasonable request of the Trustees, execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Trustees of any property or asset intended to be covered hereby, and to vest in the Trustees, their successors and assigns, the estate, powers, rights, properties, assets, instruments and funds in trust hereunder.

         2.4. Payment of Liabilities; Indemnification.

              (a) The Trustees do not assume any Liabilities of the Company, except (i) the obligation of the Company to pay, when due, in accordance with its terms, that certain promissory note dated June 29, 2001, payable to the order of Castle Creek Technology Partners LLC in the principal amount of $1,500,000, and (ii) the costs, fees and expenses, including fees and expenses of investment bankers, accountants, counsel and other advisors to the Company, incurred in connection with the establishment of the Trust and transactions related thereto. Should any Liability of the Company be asserted against the Trustees or the Trust as the transferees of the Transferred Assets (a "Transferee Liability"), the Trustees may use such part of the Trust Assets as may be necessary in contesting any such Transferee Liability or in payment thereof. While the Trustees do not assume any Liabilities of any Trust Subsidiary, the Trustees may in their discretion advance money or other Trust Assets to any Trust Subsidiary to enable such Trust Subsidiary to pay its Liabilities.

              (b) The Trustees agree to indemnify and hold harmless (i) the Company's directors and officers to the full extent the Company is obligated to do so under its certificate of incorporation and by-laws in the event the Company fails to discharge such obligations; (ii) the Company against any material Liability of the Company that is not disclosed in the Company's financial statements, in any report filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended, or in any exhibit or schedule to that certain Plan and Agreement of Exchange between the Company and Starcross, Inc. relating to the acquisition by the Company of Donald & Co. Securities, Inc. of which Liability the executive officers of the Company have actual knowledge as of the Record Date; and (iii) the Company against liabilities that result from any action, suit or proceeding that (x) commenced against the Company and was pending on the Record Date, including actions, suits and proceedings involving the Company's former factoring businesses or arising out of or relating to Company's guarantee of the payment of notes of Pacific Financial Services Corp., one of the Company's subsidiaries that was engaged in the factoring business, or (y) arises out of or relates to the distribution of the Units to the Stockholders (collectively, "Indemnity Obligations"). The Trustees agree to assume and control the defense of any such action, suit or proceeding and to pay the fees and expenses of counsel retained by the Company to defend the same, provided such counsel has been approved in writing by the Trustees, such approval not to be unreasonably withheld or delayed.

              (c) In no event shall the Trustees, Beneficiaries or employees or agents of the Trust be personally liable, nor shall resort be had to the private property of any such Person, in the event the Trust Assets are not sufficient to satisfy Liabilities of the Trust (including Transferee Liabilities, if any, and Indemnity Obligations).

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         2.5. Assignment for Benefit of Beneficiaries. The Trustees hereby declare and agree that they are holding the Trust Assets solely for the benefit of the Beneficiaries of the Trust, and hereby assign to each Beneficiary a pro rata Beneficial Interest in the Trust Assets, and retain only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein.

         2.6. Notice to Unlocated Beneficiaries. If the Trust holds Trust Assets for Unlocated Beneficiaries, due notice shall be given to such Beneficiaries in accordance with applicable law.

         2.7. The Trust Subsidiaries.

              (a) Subject to the terms of any agreements governing the management and operation of any Trust Subsidiary, including without limitation with respect to obligations of the directors, officers or managers of any Trust Subsidiary to act in the best interests of the Trust Subsidiary and the shareholders, equity holders and members of such Trust Subsidiary, the Trustees shall act with respect to the Trust's interest in each Trust Subsidiary (whether in connection with the Trust's position as equity owner, member or manager, or as a director, officer, employee or agent of such Trust Subsidiary), and shall, subject to any obligations to any other members of a Trust Subsidiary, cause each Trust Subsidiary to act, consistent with the purposes and provision of the Trust and this Agreement (including treating as part of the cash of the Trust its indirect interest in all similarly available cash of the respective Trust Subsidiary, as provided in Section 2.7(c)).

              (b) The Trustees shall use their reasonable commercial efforts, to the extent not achieved on or prior to the Record Date, (i) to amend, or cause to be amended, the operating agreements and other governing documents of each Trust Subsidiary to provide that (A) the overriding purpose of such entity is the same as that set forth in Section 2.1, including no objective to continue or engage in the conduct of a trade or business (other than as necessary to preserve the value of its assets) and the expeditious but orderly disposition and distribution of its assets, and (B) such Trust Subsidiary shall, to the extent permitted under applicable law, act on a basis that is consistent with the purposes and provisions of the Trust and this Agreement, and (ii) to cause each Trust Subsidiary to agree in writing (A) to the provisions of this Section 2.7, and (B) whether or not its operating agreements and other governing documents ultimately are amended, to act on a basis that is consistent with the purposes and provisions of this Agreement.

              (c) The Trustees shall cause each Trust Subsidiary to distribute to the Trust and to such Trust Subsidiary's other equity owners, if any, in proportion to their interests therein, on or before each annual distribution date provided for in Section 5.4 (or such earlier time as required to be included in the distribution by the Trust on the annual distribution date) all of its cash (less any amounts required for payment of taxes and any other expenses or Liabilities as needed or as may be needed by such Trust Subsidiary, which amounts are not required to be paid to the Trust).

              (d) Subject to the provisions of this Section 2.7, the Trustees may serve as members, officers, employees or agents of a Trust Subsidiary.

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                                  ARTICLE III

                                  BENEFICIARIES

         3.1. Beneficial Interests.

              (a) The Beneficial Interest of each Stockholder as a Beneficiary shall be determined by the Trustees in accordance with a certified copy of the Company's stockholder list as of the close of business on the Record Date. The Company will deliver such a certified copy of its stockholder list to the Trustees within a reasonable time after such date. For ease of administration, the Trustees shall express the Beneficial Interest of each Beneficiary in terms of units ("Units"). Each record owner of shares of Common Stock as of the close of business on the Record Date shall receive one Unit for each share of Common Stock then owned. Each holder of Common Stock shall have the same pro rata interest in the Trust as his interest in the Company on the Record Date.

              (b) The rights of Beneficiaries in, to and under the Trust Assets and the Trust shall not be represented by any form of certificate or other instrument. The Trustees shall maintain at their place of business a record of the name and address of each Beneficiary and such Beneficiary's Beneficial Interest in the Trust.

         3.2. Rights of Beneficiaries.

              (a) Each Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary according to his Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and conditions hereof. The interest of the Beneficiary hereby is declared and shall be in all respects personal property and upon the death of an individual Beneficiary, his Beneficial Interest shall pass as personal property to his legal representative and such death shall in no way terminate or affect the validity of this Agreement or the Trust. A Beneficiary shall have no title to, right to, possession of, management of or control of the Trust Assets, or any of them, or to or of the Trust except as herein expressly provided. No widower, widow, heir, distributee, legatee or devisee of any Person who may be a Beneficiary shall have any right of dower, homestead or inheritance or of partition or of any other right, statutory or otherwise, in any property or asset forming a part of the Trust Assets but the whole title to all of the Trust Assets shall be vested in the Trustees and the sole interest of the Beneficiaries or any such other Person shall be the rights and benefits given to such Persons under this Agreement. For federal, state and local income tax purposes, the Beneficiaries will be treated as the grantors and deemed owners of the Trust, and they will be treated as owning undivided interests in the Trust Assets.

              (b) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there should be any disagreement between or among the heirs, distributees, legatees or devisees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trustees shall be entitled, in their sole discretion, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustees may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent

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jurisdiction or an escrow agent, and in so doing the Trustees shall not be or become liable to any of such parties for the Trustees' failure or refusal to comply with any of such conflicting claims or demands, nor shall the Trustees be liable for interest on any funds so withheld. The Trustees shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction,
(ii) all differences have been adjusted by valid written and acknowledged agreement between or among all of such parties, and the Trustees shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trustees a surety bond or other security satisfactory to the Trustees, as they shall deem appropriate in their sole discretion, to fully indemnify them as between or among all conflicting claims or demands.

         3.3. No Transfer of Interests of Beneficiaries.

              (a) The Beneficial Interest of a Beneficiary may not be transferred either by the Beneficiary personally or by a duly authorized agent or attorney, or by the duly appointed legal representatives of the Beneficiary, and a Beneficiary shall have no authority or power to sell, assign, transfer or otherwise convey or encumber or in any other manner dispose of his Beneficial Interest; provided, however, that the Beneficial Interest shall be assignable or transferable by will, intestate succession or operation of law; and provided, further, that the executor administrator or other personal representative of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber the Beneficial Interest held by the estate of such Beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to and consent of the Trustees, which consent shall not be unreasonably withheld.

              (b) The Beneficial Interests of the Beneficiaries shall not be subject to attachment, levy, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, pledges, engagements or Liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, levies, executions, sequestrations and orders and shall become the property of a Beneficiary only when actually received by such Beneficiary.

                                   ARTICLE IV

                        DURATION AND TERMINATION OF TRUST

              4.1. Duration. The existence of the Trust shall terminate upon the earliest of (i) a termination required by the applicable laws of the State of New York, (ii) the distribution of all the Trust Assets as provided in Section 5.5, or (iii) the expiration of a period of three years from the date of the creation of the Trust; provided, however, that the Trustees, in their sole discretion, may extend the existence of this Trust to such later date, but no event later than five years from the date of the creation of the Trust, as they may designate if they determine that an extension is reasonably necessary either to pay or make provision for then known Liabilities or to conserve and protect the Trust Assets for the benefit of the Beneficiaries.

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              4.2. Other Obligations of Trustees upon Termination. Upon
distribution of all the Trust Assets, the Trustees shall provide for the retention of the books, records, lists of holders of Units and files which shall have been delivered to or created by the Trustees with respect to the Trust. In the Trustees' sole discretion, all of such records and documents may be destroyed at any time after seven years (or such longer period as may be required by applicable law) from the distribution of all of the Trust Assets. Except as otherwise expressly provided herein, upon the distribution of all of the Trust Assets, the Trustees shall have no further duties or obligations hereunder.

                                   ARTICLE V

                         ADMINISTRATION OF TRUST ASSETS

         5.1. Disposition of Trust Assets. Subject to the express provisions of
Section 6.1 and the other express provisions of this Agreement, the Trustees may, at such times and for such amounts as they may deem appropriate, collect, liquidate, reduce to cash, sell, assign, transfer, exchange, convey or otherwise dispose of all or any part of the Trust Assets as they deem appropriate at public or private sale for cash, securities or other property or upon credit (either secured or unsecured) and upon such other terms and conditions as the Trustees shall determine in their sole discretion.

         5.2. Transactions with Related Persons; Appointment and Authority of Special Committee.

              (a) Notwithstanding any other provision of this Agreement, the Trustees shall not, directly or indirectly, sell or otherwise transfer all or any part of the Trust Assets to, or contract with, or enter into any material transaction with (i) any Trustee, employee, agent or Beneficiary (acting in their individual capacities) of the Trust, (ii) any member of the family of any Trustee or any employee, agent or Beneficiary of the Trust, or (iii) any Person (other than the Company or any Trust Subsidiary) of which any Trustee, employee, agent or Beneficiary of the Trust, or any such family member, is an affiliate by reason of being a trustee, director, officer, partner, member or direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interests of such Person, unless, in each such case in clauses
(i), (ii) and (iii) of this Section 5.2(a), such transaction has been previously approved by the Board of Directors of the Company as part of the Plan or otherwise by the Special Committee; provided, however, that no such approval of the Special Committee shall be required for any contract or transaction that is entered into with any Beneficiary (other than a Beneficiary who is also a Person otherwise described in clause (i), (ii) or (iii) of this Section 5.2(a)) in the ordinary course of the administration of the Trust on an arms-length basis on terms that are fair and reasonable to the Trust. The Trustees are entitled to rely in good faith on certificates of the Trustees, employees, agents and Beneficiaries of the Trust with respect to their interests in any transaction.

              (b) Notwithstanding any other provision of this Agreement, the Trustees shall not sell any Trust Asset in a privately negotiated transaction or series of related transactions (other than as a minority owner in a Person that is being sold, merged, acquired or liquidated) for more than $1,000,000 in consideration or settle or compromise any action, suit or proceeding or

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any other contingent Liability for an amount in excess of $250,000 unless in any such case such sale, settlement or compromise has been previously approved by the Special Committee. The provisions of this Section 5.2(b) and Section 5.2(a) shall be applicable notwithstanding any other provision of this Agreement, express or implied.

              (c) The Trustees shall appoint a special committee (the "Special Committee"), initially consisting of three members who shall be: Matthew Kaufman, Henry Klein and Michael Spolan. Any vacancy on the Special Committee, and any increase in the number of members of the Special Committee, shall be filled by the then existing or remaining members of the Special Committee by majority vote. If there are no remaining members of the Special Committee, members (in such number as the Beneficiaries entitled to appoint members of the Special Committee shall determine) of the Special Committee shall be appointed by Beneficiaries who are not Trustees, members of their families and any affiliate of any of the foregoing, acting by a majority in Beneficial Interest. Each member of the Special Committee shall be independent of each other member. The Special Committee shall be entitled to receive any information it may request in writing with respect to the administration of the Trust, including, without limitation, information with respect to transactions described in clauses (i), (ii) and (iii) of Section 5.2(a) and in Section 5.2(b), and shall provide its approval or disapproval of such transaction as soon as practicable or as may be required under the then existing circumstances, taking into account the requirements of any other party to such transaction, and in no event in more than 30 days. Such information shall be held and dealt with on a strictly confidential basis; provided, however, that the Special Committee shall be entitled to share such information with Beneficiaries on a confidential basis and may disclose such information in connection with a legal proceeding to enforce any provision of this Agreement. The Special Committee shall not be entitled to review nor be required to approve any other matters relating to this Agreement or the Trust, or its administration, including any payments made by the Trust to the Trustees, except as provided in Section 10.2.

         5.3. Payment of Claims, Liabilities and Expenses. The Trustees shall pay from the Trust Assets all Liabilities of the Trust and all Transferee Liabilities, if any, which the Trustees or the Trust may be obligated to pay as transferees of the Transferred Assets, including interest, penalties, taxes, assessments and public charges of every kind and nature, and the costs, charges and expenses connected with or arising out of the execution or administration of the Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Trustees and may in their discretion advance money or other Trust Assets to a Trust Subsidiary to enable such Trust Subsidiary to pay its Liabilities.

         5.4. Interim Distributions. At such times as may be determined by them in their sole discretion, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Units held by each Beneficiary as of the record date for such distribution determined by the Trustees in their sole discretion, such cash or other property comprising a portion of the Trust Assets as the Trustees may in their sole discretion determine may be distributed without detriment to the conservation and protection of the Trust Assets; provided, however, that the Trustees shall distribute, or cause to be distributed, at least annually to the Beneficiaries any cash proceeds from the sale of Trust Assets in excess of a reasonable

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amount (as determined by the Trustees) to satisfy the Liabilities (including
Transferee Liabilities, if any) and expenses described in Section 5.3.

         5.5. Final Distribution. If the Trustees determine that all Liabilities of the Trust (including Transferee Liabilities, if any) and expenses of the Trust have been paid or discharged, and all of the Trust Assets have been converted into cash, or if the existence of the Trust shall terminate pursuant to Section 4.1, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute the Trust Assets to the Beneficiaries in proportion to the number of Units held by each Beneficiary as of the record date for such distribution determined by the Trustees in their sole discretion. The Trustees shall hold in the Trust and thereafter make disposition of all liquidating distributions and other payments due any Unlocated Beneficiary in accordance with laws of the State of Delaware, subject to applicable state laws regarding escheat and abandoned property.

         5.6. Reports to Beneficiaries and Others. As soon as practicable after the end of each taxable year of the Trust and after the termination of the Trust, the Trustees shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such taxable year or upon termination and the receipts and disbursements of the Trustees for such taxable year or period, which account shall be prepared in accordance with generally accepted accounting principles but need not be certified by an independent certified public accountant, (ii) any changes in the Trust Assets which they have not previously reported, and (iii) any action taken by the Trustees in the performance of their duties under this Agreement which they have not previously reported and which, in their opinion, materially affects the Trust Assets. In addition any written report shall provide a narrative description, in reasonable detail, of the status of each material holding of Investment Securities of the Trust or any Trust Subsidiary. Such annual report shall be filed with the SEC under cover of Form 10-K using the file number of the Company, to the extent required by applicable law. The Trustees may submit similar reports for such interim periods during the taxable year as they deem advisable. The taxable year of the Trust shall end on December 31 of each year unless the Trustees in their sole discretion deem it advisable to establish some other date as the date on which the taxable year of the Trust shall end and such other date is permitted under the Code and the Income Tax Regulations.

         5.7. Federal Income Tax Information. As soon as practicable after the close of each taxable year, the Trustees shall mail to each Person who was a Beneficiary at the close of the year, such information as is required by Section 1.671-4 of the Income Tax Regulations and such other information as is reasonably available to the Trustees that may be helpful in determining the amount of gross income attributable to the Trust that such Beneficiary should include in his Federal income tax return for the preceding year. In addition, after receipt of a request in good faith, or in their sole discretion without such request or if required by applicable law, the Trustees shall furnish to any Person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the Trustees which shall be helpful in determining the amount of taxable income which such Person should include in such Person's Federal income tax return.

         5.8. Books and Records. The Trustees shall maintain in respect of the Trust and the holders of Units books and records relating to the Trust Assets and the income and Liabilities of the Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof in accordance with this Article V and to comply with applicable provisions of law. Such books and records shall be maintained on a basis or bases of accounting necessary to facilitate compliance with the tax reporting requirements of the Trust and the reporting obligations of the Trustees under Section 5.6. Except as provided in
Section 5.6, nothing in this Agreement requires the Trustees to file any accounting or seek approval of any court with respect to the administration of the Trust or as a condition for managing any payment or distribution out of the Trust Assets. Holders of the Units shall have the right upon thirty (30) days' prior written notice delivered to the Trustees to inspect during normal business hours such books and records (including financial statements); provided that, if so requested, such holder shall have entered into a confidentiality agreement satisfactory in form and substance to the Trustees.

         5.9. Employment of Agents, etc.

              (a) The Trustees shall be responsible for the general policies of the Trust and for the general supervision of the activities of the Trust conducted by all agents, employees, advisors or managers of the Trust. However, the Trustees are not and shall not be required personally to conduct the activities of the Trust, and, consistent with their ultimate responsibility as stated above, the Trustees shall have the power to appoint, employ or contract with any Person or Persons (including one or more of themselves or any Person in which one or more of them may be directors, officers, stockholders, partners, members or trustees notwithstanding any law, rule or regulation against self-dealing, but subject to the provisions of Section 5.2) as the Trustees may deem necessary or proper for the transaction of all or any portion of the activities of the Trust. The Trustees may therefore employ or contract with such Person or Persons and may grant or delegate such authority to such Persons as the Trustees may in their sole discretion deem necessary or desirable to carry out the purpose of the Trust without regard to whether such authority is normally granted or delegated by trustees.

              (b) The Trustees shall have the power to determine the terms and compensation of any Person whom they may employ or with whom they may contract pursuant to Section 5.9(a), subject to the provisions of Section 5.2. The Trustees may exercise broad discretion in allowing such Persons to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trustees and to make executive decisions which conform to general policies and general principles previously established by the Trustees.

              (c) No such Person shall be required to administer the Trust as its sole and exclusive function and he may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments; provided, however, that the Trustees shall devote such time and effort to their duties hereunder as are reasonably necessary to discharge their duties in accordance with the provisions of this Agreement.

                                   ARTICLE VI

                    POWERS OF AND LIMITATIONS ON THE TRUSTEES

         6.1. Limitations on Trustees. The Trustees shall not at any time, on behalf of the Trust or Beneficiaries, enter into or engage in any trade or business, and no part of the Trust Assets shall be used or disposed of by the Trustees in furtherance of any trade or business, except to the extent that both
(a) the business was engaged in by the Trust Subsidiaries immediately prior to the Record Date, and (b) the continuing conduct of the business activities is reasonably necessary to conserve or maintain the Trust Assets and to facilitate the expeditious liquidation of the Trust Assets. The Trustees shall be restricted to the conservation and protection of the Trust Assets and the administration, collection and distribution thereof in accordance with the provisions of this Agreement. In no event shall the Trustees take any action that would jeopardize the status of the Trust as a "liquidating trust" for federal income tax purposes within the meaning of Section 301.7701-4(d) of the Income Tax Regulations. This limitation shall apply regardless of whether such action is deemed by the Trustees to be necessary or proper for the conservation and protection of the Trust Assets. The Trustees shall not invest any of the funds held as Trust Assets, except that the Trustees may invest any portion of the Trust Assets in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, certificates of deposit or other time deposit accounts which mature not later than one year from the date of acquisition thereof and which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; (iii) any other investments which may be determined by the Trustees to be permissible under Revenue Procedure 82-58, as the same may be amended, supplemented or modified, and the Investment Company Act; or (iv) equity securities (w) upon the exercise of any warrant or other convertible security forming part of the Trust Assets or held by any Trust Subsidiary, (x) in a rights offering made to then existing stockholders of a Person in which the Trust or any Trust Subsidiary beneficially owns Investment Securities, (y) upon the exercise of a Purchase Right, or (z) in exchange, in whole or in part, for equity or debt securities of any other Person, if in any case in this clause
(iv) the Trustees reasonably believe that by doing so (1) the value of the Trust Assets or the assets of such Trust Subsidiary will be conserved and protected or
(2) the ability of the Trust or any Trust Subsidiary to liquidate any such asset for cash will be materially enhanced or accelerated and neither Trustee receives a personal benefit as a result thereof that is not received by all holders of Units on a pro rata basis (provided that the Trustees shall dispose of such equity or debt securities as soon as is practicable on a basis that is consistent with the purpose of the Trust). Notwithstanding the foregoing, in no event shall the Trustees:

              (a) reinvest or permit any Trust Subsidiary to reinvest any proceeds from the sale of any Investment Security or any other Trust Asset in any manner, except as expressly permitted by any provision of the immediately preceding sentence of this Section 6.1;

              (b) exercise or permit any Trust Subsidiary to exercise any right under any Investment Contract to acquire additional securities, whether by way of a pre-emptive right, a right of first offer or first refusal or otherwise (collectively, "Purchase Rights"), except as expressly permitted by any provision of clause (iv) of the immediately preceding sentence of this Section 6.1;

              (c) sell, assign, transfer, convey or otherwise dispose of any Investment Security, or permit any Trust Subsidiary to sell, assign, transfer, convey or otherwise dispose of any Investment Security, except in compliance with the registration requirements of the Securities Act or any state securities laws or an applicable exemption from such registration requirements; or

              (d) take any action, or permit any Trust Subsidiary to take any action, that would violate the Investment Company Act.

         6.2. Specific Powers of Trustees. Subject to the provisions of Sections 5.2, 6.1 and any other express limitation set forth herein, the Trustees shall have the following specific powers in addition to any powers conferred upon them by any other provision of this Agreement or any statutory laws of the State of New York; provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other provision of this Agreement or to act in such a manner as the Trustees may deem reasonably necessary or appropriate to conserve and protect the Trust Assets or to confer upon the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

              (a) To determine the time and manner of, and the nature and amount of the consideration to be received with respect to, any sale, assignment, transfer, conveyance or other disposition of, or the grant of interests in, the Trust Assets, or any of them, and to effect such sale, assignment, transfer, conveyance, other disposition or grant;

              (b) To collect, liquidate or otherwise convert into cash, or such other property as they deem appropriate, all property, assets and rights forming a part of the Trust Assets, and to pay, discharge and satisfy all Liabilities, including Transferee Liabilities, if any, and expenses existing with respect to the Trust Assets, the Trust or the Trustees and, in their discretion, to advance money or other Trust Assets to a Trust Subsidiary to enable such Trust Subsidiary to pay its Liabilities;

              (c) To elect, appoint, engage, retain or employ any Person as agent, representative, employee or independent contractor (including any investment advisor, accountant, transfer agent, attorney-at-law, broker or otherwise) in one or more capacities, and to pay compensation from the Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed; to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, retention or employment of such Person; and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, employees, independent contractors or other Persons;

              (d) The Trustees may (i) purchase and sell securities through any financial services firm of which any individual Trustee is a partner, member, officer or employee (or that is owned by or affiliated with any corporate Trustee) and pay the firm's usual commissions on such transactions; (ii) appoint any such firm as custodian (unless a corporate Trustee is acting) and pay the firm's usual fees for such services; and (iii) retain any such firm as an investment adviser or general agent and pay the firm's usual fees for such services. Any individual Trustee who is a partner, member, officer, or employee of any such firm shall be entitled to receive in such capacity his share of the compensation and fees paid by the Trust to such firm to the same extent as if he were not a Trustee and without any liability to any Beneficiary;

              (e) To retain and set aside such funds out of the Trust Assets as the Trustees shall deem necessary or expedient to pay and to pay, or provide for the payment of, (i) unpaid Liabilities, including Transferee Liabilities, if any, of the Trust, (ii) contingencies, and (iii) the expenses of administering the Trust and the Trust Assets;

              (f) To hold legal title to the Trust Assets in the name of the Trust, or in the name of one or more of the Trustees, or of any other Person, without disclosure of the interest of the Trust therein; to cause any investments of any part of the Trust Assets to be registered and held in the name of any one or more of their names or in the name of a nominee or nominees without increase or decrease of any obligation with respect thereto;

              (g) To institute or defend actions or declaratory judgments or other actions, arbitrations or mediations and to take such other action, in the name of the Trust or as otherwise required, as the Trustees may deem necessary or desirable to protect and enforce the rights vested in the Trustees to the Trust Assets and to enforce any instruments, contracts, agreements, causes of action or rights relating to or forming a part of the Trust Assets, including the Investment Contracts;

              (h) To determine conclusively from time to time the value of and to revalue the securities and other property and assets of the Trust, in accordance with independent appraisals or other information as they deem satisfactory;

              (i) To cancel, terminate or amend any instrument, contract (including any Investment Contract), agreement or obligation relating to or forming a part of the Trust Assets, and to execute new instruments, contracts, agreements or obligations notwithstanding that the terms of any such instrument, contract, agreement or obligation may extend beyond the terms of the Trust; provided that no such new instrument, contract, agreement or obligation shall permit the Trustees to engage in any activity prohibited by any provision of
Section 6.1;

              (j) To vote by proxy or otherwise on behalf of the Beneficiaries and with full power of substitution all shares of stock and all securities (including Investment Securities) held by the Trustees hereunder and to exercise every power, election, discretion, option and subscription right and give every notice, make every demand and to do every act or thing in respect to any shares of stock or any securities (including Investment Securities) held by the Trustees which the Trustees might or could do if they were the absolute owners thereof, subject to the provisions of Section 6.1;

              (k) To undertake or join in or consent to any merger, plan of reorganization, consolidation, liquidation, dissolution, readjustment or other transaction of any Person, any of whose shares of stock or other securities (including Investment Securities), partnership, membership or other interests, obligations or properties may at any time constitute a part of the Trust Assets or part of the assets of any Trust Subsidiary, and to accept the substituted shares of stock, bonds, securities, partnership, membership or other interests, obligations, properties and assets and to hold the same in trust in accordance with the provisions hereof;

              (l) In connection with the sale or other disposition or distribution of any securities (including Investment Securities) held by the Trustees, to comply with the Securities Act and applicable state securities laws, and to enter into agreements relating to the sale or other disposition or distribution thereof;

              (m) To authorize transactions between corporations or other Persons whose securities (including Investment Securities), or other interests therein (either in the nature of debt or equity), are held by the Trustees as part of the Trust Assets, subject to the provisions of Sections 5.2 and 6.1;

              (n) To perform any act or obligation authorized, permitted or required, or exercise or waive any right, under any instrument, contract (including any Investment Contract), agreement, right or obligation relating to or forming a part of the Trust Assets, whether in the nature of an approval, consent, demand or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement, or is prohibited by any provision of Section 6.1;

              (o) To assign, transfer, convey or otherwise dispose of any right (including any Purchase Right) under any instrument, contract (including any Investment Contract), agreement or right relating to or forming a part of the Trust Assets to any Person, including any Trustee or any affiliate of any Trustee or of the Company, for such value as the Trustees may in good faith deem appropriate;

              (p) In the event any of the property or assets which is or may become a part of the Trust Assets is situated in any state or other jurisdiction in which the Trustees are not qualified to act as Trustees, to nominate and appoint an individual or corporate trustee qualified to act in such state or other jurisdiction in connection with the property or assets situated in that state or other jurisdiction as a trustee of such property or assets and require from such trustee such security as may be designated by the Trustees. The trustee so appointed shall have all the rights, powers, privileges and duties and shall be subject to the conditions and limitations of the Trust and this Agreement, except as limited by the Trustees and except where the same may be modified by the laws of such state or other jurisdiction (in which case, the laws of the state or other jurisdiction in which such trustee is acting shall prevail to the extent necessary). Such trustee shall be answerable to the Trustees herein appointed for all monies, properties and other assets which may be received by it in connection with the administration of such property or assets. The Trustees hereunder may remove such trustee, with or without cause, and appoint a successor trustee at any time by the execution by the Trustees of a written instrument declaring such trustee removed from office, and specifying the effective date of removal; and

              (q) To do and perform, or refrain from doing or performing, any and all acts necessary or appropriate for the conservation and protection of the Trust Assets, including acts or things necessary or appropriate to maintain Trust Assets held by the Trustees pending sale or other disposition thereof or distribution thereof to the Beneficiaries, or to carry out the purposes of the Trust and this Agreement, subject to the provisions of Sections 5.2, 6.1 and the other express provisions of this Agreement, as if the Trustees were the absolute owner thereof.

                                  ARTICLE VII

          CONCERNING THE TRUSTEES, BENEFICIARIES, EMPLOYEES AND AGENTS

         7.1. Generally. The Trustees accept and undertake to discharge the trust created by this Agreement upon the terms and conditions hereof on behalf of the Beneficiaries. The Trustees shall exercise such of the rights and powers vested in them by this Agreement and use reasonable business judgment in their exercise. No provision of this Agreement shall be construed to relieve the Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own fraud or willful misconduct knowingly and intentionally committed in bad faith, except that:

              (a) Neither Trustee shall be responsible for the acts or omissions of the other Trustee if done or omitted without his knowledge or consent unless it shall be proved that such Trustee was grossly negligent in ascertaining the pertinent facts, and no successor Trustee shall be in any way responsible for the acts or omissions of any Trustee in office prior to the date on which he becomes a Trustee;

              (b) Neither Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustees;

              (c) In the absence of bad faith on the part of a Trustee, a Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such Trustee and in conformity with the requirements of this Agreement; but in the case of any such certificates or opinions which are specifically required to be furnished to the Trustees by any provision hereof, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement; and

              (d) No Trustee shall be liable for any error of judgment made in good faith. No Trustee shall be liable with respect to any action taken or omitted to be taken by him in good faith in accordance with the direction of Beneficiaries having aggregate Beneficial Interests of more than 50% of the aggregate Beneficial Interests of all Beneficiaries relating to or in connection with the exercise or failure to exercise any right or power conferred upon the Trustees under this Agreement.

         7.2. Reliance by Trustees. Except as otherwise expressly provided in any provision of Section 7.1:

              (a) The Trustees may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties;

              (b) The Trustees may consult with legal counsel, auditors or other experts to be selected by them, and the advice or opinion of such counsel, auditors or other experts shall be full and complete protection to all Trustees, employees and agents of the Trust in respect of any action taken or omitted by them in good faith and in reliance on, or in accordance with, such advice or opinion;

              (c) Persons dealing with Trustees shall look only to the Trust Assets to satisfy any Liability (including any Transferee Liability, if any) incurred by the Trustees to such Person under this Agreement or otherwise in carrying out the terms of this Trust, and the Trustees shall have no personal or individual obligation to satisfy any such Liability (including any Transferee Liability, if any); and

              (d) As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, Trustees or their agents liable in any manner nor shall the Trustees be liable to any Person for such omission.

         7.3. Safekeeping of Trust Assets. All moneys and other assets received by the Trustees shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Beneficiaries, but need not be segregated from other Trust Assets, unless and to the extent required by law. The Trustees shall be under no liability for interest or producing income on any moneys received by them hereunder and held for distribution or payment to the Beneficiaries, except as such interest shall actually be received by the Trustees.

         7.4. Liability to Third Persons. No Beneficiary shall be subject to any personal Liability (including any Transferee Liability, if any) whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Assets or the affairs of the Trust; and no Trustee, employee or agent of the Trust shall be subject to any personal Liability (including any Transferee Liability, if any) whatsoever, in tort, contract or otherwise, to any Beneficiary or any other Person in connection with the Trust Assets or the affairs of the Trust, except for his own gross negligence, fraud or willful misconduct knowingly and intentionally committed in bad faith; and all such other Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trustees may maintain insurance for the protection of the Trust Assets, the Beneficiaries, Trustees, employees and agents in such amount as the Trustees shall in their sole discretion deem adequate to cover all foreseeable Liabilities, including Liabilities for indemnification under Section 7.6 or otherwise, to the extent available at reasonable rates.

         7.5. Recitals. Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by a Trustee, employee or agent of the Trust only in his capacity as Trustee under this Agreement or in his capacity as employee or agent of the Trust and not in his individual capacity, whether or not such instrument states that such Person is acting in his capacity with respect to the Trust.

         7.6. Indemnification. Each Trustee and Person appointed or employed by the Trustees pursuant to Section 5.9, and the directors, officers, partners, equity owners, employees and agents of each such Person, and each member of the Special Committee (each an "Indemnified Person" and collectively, the "Indemnified Persons") shall be indemnified out of the Trust Assets against all Liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened (i) in the case of any Trustee, Person appointed or employed by the Trustees pursuant to Section 5.9 or member of the Special Committee, while in office or thereafter, by reason of his being or having been such a Trustee, employee, agent or member of the Special Committee, and (ii) in the case of any director, officer, partner, equity owner, employee or agent of any such Person by reason of any such Person exercising or failing to exercise any right or power hereunder; provided, however, that the Indemnified Person shall not be entitled to such indemnification in respect of any matter as to which the Indemnified Person shall have been adjudicated to have acted with gross negligence, fraud or willful misconduct knowingly and intentionally committed in bad faith; and provided, further, however, that, as to any matter disposed of by a compromise or settlement payment by such Indemnified Person pursuant to a consent decree, settlement agreement or otherwise, indemnification either for said payment or for any other expenses shall not be provided if the Trustees shall have received written advice from independent counsel, which counsel is approved by the Trustees, to the effect that such Indemnified Person acted with gross negligence, fraud or willful misconduct knowingly and intentionally committed in bad faith. The rights accruing to any Indemnified Person under this Section 7.6 shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided, however, that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein or to which the Indemnified Person may be otherwise entitled except out of the Trust Assets, and no Beneficiary shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 7.6; provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event it is subsequently determined that the Indemnified Person is not entitled to such indemnification. The Trustees may purchase such insurance as they believe, in their sole discretion, adequately insures that each Indemnified Person shall be indemnified against any such Liability or expense pursuant to this Section 7.6. Nothing contained herein shall restrict the right of the Trustees to indemnify or reimburse such Indemnified Person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law.

         7.7. Rights of Trustees, Employees, Independent Contractors and Agents To Own Units or Other Property and To Engage in Other Business. Any Trustee, member of the Special Committee, employee, independent contractor or agent of the Trust may acquire, own and hold Units for his individual account and may exercise all rights therein, thereof and thereunder to the same extent and in the same manner as if he were not such a Trustee, employee, independent contractor or agent. Any such Trustee, member of the Special Committee, employee, independent contractor or agent may, in his personal capacity or in a capacity of trustee, officer, director, stockholder, partner, member, employee or agent of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust. Subject to the provisions of Article V, any Trustee, member of the Special Committee, employee, independent contractor or agent of the Trust may be a trustee, officer, director, stockholder, partner, member, employee, agent or independent contractor of, or otherwise have a direct or indirect interest in, any Person which may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, employee, independent contractor or agent or otherwise hereunder. None of these activities shall be deemed to conflict with his duties as Trustee, member of the Special Committee, employee, independent contractor or agent.

         7.8. Powers of Trustees to Deal with Trust in Non-Fiduciary Capacity. Except as limited by any provision of Section 5.2 or any other express provision herein, the Trustees may, deal with the Trust, including loan property to, borrow property from, purchase property from or otherwise deal with the Trust, as if they were not Trustees thereof.

         7.9. No Duty Not to Compete. The Trustees and the members of the Special Committee, in their individual capacity or through Persons which they control or in which they have an interest, may engage in or possess any interest in any business venture, including, but not limited to, the ownership, financing, management of or the investment in securities, or the provision of any services in connection with such activities. No Trustee or member of the Special Committee has any duty to present any business opportunity to the Trust before taking advantage of such opportunity either in his individual capacity or through participation in any Person.

                                  ARTICLE VIII

                 PROTECTION OF PERSONS DEALING WITH THE TRUSTEES

         8.1. Action by Trustees. All action required or permitted to be taken by the Trustees, in their capacity as Trustees, may be taken by approval, consent, vote or resolution of any one of the Trustees then serving, except as otherwise provided by resolution adopted or approved by both of the Trustees.

         8.2. Delegation. An individual Trustee may, at any time and from time to time, by an instrument in writing delegate any or all of his rights, powers, duties, authority and privileges, whether or not discretionary, to any other Trustee for such period or periods of time as may be specified in such written instrument; provided, however, that any such instrument shall be revocable at any time.

         8.3. Reliance on Statement by Trustees. Any Person dealing with the Trustees shall be fully protected in relying upon the Trustees' certificate signed by any one or more of the Trustees that they have authority to take any action under the Trust and under this Agreement. Any Person dealing with the Trustees shall be fully protected in relying upon the Trustees' certificate setting forth the facts concerning any action by the Trustees or the calling of any meeting of the

Beneficiaries, the giving of notice thereof and the action taken at such meeting, including the aggregate number of Units held by the Beneficiaries taking such action.

                                   ARTICLE IX

                            COMPENSATION OF TRUSTEES

         9.1. Amount of Compensation. Notwithstanding any commissions or other compensation fixed by law for trustees, no Trustee shall receive any compensation for services as a Trustee hereunder.

         9.2. Expenses. Each Trustee shall be reimbursed from the Trust Assets for all out-of-pocket expenses reasonably incurred by him in the performance of his duties in accordance with this Agreement.

                                   ARTICLE X

                         TRUSTEES AND SUCCESSOR TRUSTEES

         10.1. Number and Qualification of Trustees. Subject to the provisions of Section 10.3 relating to the period pending the appointment of a successor Trustee, there shall be two Trustees of this Trust, each of whom shall be a citizen and resident of or a corporation which is incorporated under the laws of a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of New York. If any corporate Trustee shall change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other bank or trust company, such corporate Trustee shall be deemed to be a continuing entity and shall continue to act as a Trustee hereunder with the same rights, powers, obligations, duties, titles, discretions, privileges, indemnities and immunities as are herein specified for a Trustee.

         10.2. Resignation and Removal. Any Trustee may resign without the approval of any court upon sixty days prior notice given by such Trustee in writing or electronically to all members of the Special Committee (with a copy to Dechert, 30 Rockefeller Plaza, New York, New York 10112, attn: Ronald R. Jewell, Esq.), unless the Special Committee shall elect to have such resignation be effective on an earlier date, and be discharged from the Trust hereby created by giving written notice thereof to the remaining Trustee and by mailing such notice to the Beneficiaries at their respective addresses as they appear in the records of the Trustees. Such resignation shall become effective on the day specified in such notice or upon the appointment of such Trustee's successor and such successor's acceptance of such appointment, whichever is earlier; provided that the resigning Trustee is not the sole Trustee, in which event such resignation shall take effect upon the qualification of a successor Trustee. Any resignation by a Trustee who is also a "Manager" of THCG, LLC shall constitute the resignation by such Trustee also as a "Manager" of THCG, LLC. Any Trustee may be removed if the Special Committee in good faith determines that there is "cause" to do so and such determination is approved by Beneficiaries having an aggregate Beneficial Interest of at least 50% of the total Beneficial Interests (other than Beneficial Interests of the Trustees, members of their families and affiliates of any of the foregoing). The term "cause" shall mean any of the following: (i) conviction of a felony; (ii) perpetration of an intentional and knowing fraud against or adversely affecting the Trust or any agent or employee thereof or adversely affecting THCG, LLC; (iii) willful and substantial failure of a Trustee to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or injury) or a willful and substantial breach by the Trustee of his obligations under this Agreement; or
(iv) in the event that the Trustee is also a "Manager" of THCG, LLC, willful and substantial failure of such Trustee-Manager to perform his duties (other than as a result of total or partial incapacity due to physical or mental illness or injury) under, or a willful and substantial breach by such Trustee-Manager of his obligations under, the THCG, LLC Amended and Restated Limited Liability Company Agreement dated as of July 16, 2001; provided, however, that a removal pursuant to clause (iii) or clause (iv) shall not become effective unless the Trustee fails to cure such failure to perform or breach within thirty (30) days after written notice from the Special Committee, such notice to describe such failure to perform or breach and identify what reasonable actions shall be required to cure such failure to perform or breach. No act or failure to act on the part of a Trustee shall be considered "willful" under this Section 10.2 unless it is done, or omitted to be done, by such Trustee in bad faith or without reasonable belief that the Trustee's action or omission was in the best interests of the Trust. Any act or failure to act that is based upon the reasonable advice of counsel for the Trust shall be conclusively presumed to be done, or omitted to be done, by a Trustee in good faith and in the best interests of the Trust.

         10.3. Appointment of Successor. Should at any time a Trustee resign or be removed, die, become mentally incompetent or incapable of action or be adjudged bankrupt or insolvent, a vacancy shall be deemed to exist and a successor shall be appointed by the Special Committee. If and only if such a vacancy is not filled by the Special Committee within 60 days, the Beneficiaries may, pursuant to Article XII, call a meeting to appoint a successor Trustee by Beneficiaries holding a majority of the Beneficial Interests represented at the meeting.

         10.4. Acceptance of Appointment by Successor Trustee.

              (a) Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to the other Trustee (notice of any such appointment of a successor trustee shall be provided to the Beneficiaries in the next report delivered to the Beneficiaries pursuant to Section 5.6) and, in case of a resignation, to the retiring Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, powers, rights, properties, assets, trusts and duties of his predecessor in the Trust hereunder with like effect as if originally named therein; but the retiring Trustee shall nevertheless, when requested in writing by the successor Trustee or by the remaining Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee upon the trust herein expressed, all the estates, rights, powers, obligations, duties, titles, discretions, privileges, indemnities, immunities, properties, assets and trusts of such retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all instruments and funds held by him hereunder.

              (b) The retiring Trustee shall be entitled to reimbursement for his reasonable expenses incurred in connection with the conclusion of his Trusteeship upon such conveyance, transfer, assignment and delivery to a co-Trustee or a successor Trustee

         10.5. Bonds. Unless required by the Board of Directors of the Company prior to the Record Date, or unless a bond is required by law, no bond shall be required of either original Trustee hereunder. Unless required by the Trustees prior to a successor Trustee's acceptance of an appointment as such pursuant to
Section 10.4, or unless a bond is required by law and such requirement cannot be waived by or with approval of the Beneficiaries, no bond shall be required of any successor Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law and such requirement cannot be waived by or with approval of the Beneficiaries. If a bond is required by the Board of Directors of the Company or by the Trustees, the Board of Directors of the Company or the Trustees, as the case may be, shall determine whether, and to what extent, a surety or security with respect to such bond shall be required.

                                   ARTICLE XI

                          CONCERNING THE BENEFICIARIES

         11.1. Evidence of Action by Beneficiaries. Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent or waiver, the removal of a Trustee, the appointment of a successor Trustee or the taking of any other action permitted hereunder), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Beneficiaries in person or by agent or attorney appointed in writing, or (ii) by the record of the Beneficiaries voting in favor thereof at any meeting of Beneficiaries duly called and held in accordance with the provisions of Article XII.

         11.2. Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action, suit or proceeding at law or in equity against any person other than the Trustees upon or under or with respect to the Trust Assets or the agreements relating to or forming part of the Trust Assets, and the Beneficiaries (by their acceptance of any distribution made to them pursuant to this Agreement) waive any such right.

         11.3. Requirement of Undertaking. The Trustees may request any court to require, and any court may in its discretion require, in any action, suit or proceeding for the enforcement of any right or remedy under this Agreement, or in any action, suit or other proceeding against the Trustees for any action taken or omitted by them as Trustees, the filing by any party litigant in such action, suit or other proceeding of an undertaking to pay the costs of such action, suit, or other proceeding, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such action, suit or other proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 11.3 shall not apply to any action, suit or other proceeding by the Trustees; and provided, further, that no provision of this Section 11.3 shall in any manner limit any Person's right to indemnification under Section 7.6

                                  ARTICLE XII

                            MEETINGS OF BENEFICIARIES

         12.1. Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article XII for the purposes of taking any action which the terms of this Agreement permit Beneficiaries having a specified aggregate Beneficial Interest to take either acting alone or with the Trustees.

         12.2. Meeting Called by Trustees. The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and at such place within or without the State of New York as the Trustees shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustees (except as provided in Section 12.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 nor less than 10 days before such meeting is to be held to all of the Beneficiaries as of a record date determined by the Trustees in their sole discretion, which record date shall not be not more than 90 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as of such record date as they appear in the records of the Trustees.

         12.3. Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Trustees by Beneficiaries having aggregate Beneficial Interests of at least 25% of the aggregate Beneficial Interests of all Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Trustees shall proceed under the provisions of
Section 12.2 to call a meeting of the Beneficiaries, and if the Trustees fail to call such meeting within such 30- day period, then such meeting may be called under the provisions of Section 12.2 by Beneficiaries having aggregate Beneficial Interests of at least 15% of the aggregate Beneficial Interests of all Beneficiaries or by their designated representative.

         12.4. Persons Entitled to Vote at Meetings of Beneficiaries. Each Beneficiary holding Units as of the record date for such meeting shall be entitled to vote at the meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. Each Beneficiary shall be entitled to a number of votes equal to the number of Units held by each Beneficiary as of such record date. The signature of the Beneficiary on such written authorization need not be witnessed or notarized.

         12.5. Quorum and Vote Required. At any meeting of Beneficiaries, the presence of Beneficiaries having aggregate Beneficial Interests sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum; but if less than a quorum be present, Beneficiaries having aggregate Beneficial Interests of more than 50% of the aggregate Beneficial Interests of all Beneficiaries present in person or represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. Except to the extent a different percentage is specified in this Agreement for a particular matter or is required by law, the approval of Beneficiaries having aggregate Beneficial Interests of more than 50% of the aggregate Beneficial Interests of all Beneficiaries shall be required for taking action on any matter voted on by the Beneficiaries.

         12.6. Waiver of Notice. Whenever notice is required to be given under this Article XII, a written waiver thereof, signed by the Beneficiary entitled to notice, whether before or after the time stated in this Article XII for such notice, shall be deemed equivalent to notice. Attendance of a Beneficiary at a meeting, either in person or by his proxy duly authorized in writing, shall constitute a waiver of notice of such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Beneficiaries need be specified in any written waiver of notice.

         12.7. Adjournment of Meetings. Any meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

         12.8. Conduct of Meetings. The Trustees shall appoint the Chairman and the Secretary of the meeting unless the meeting was called by Beneficiaries pursuant to Section 12.3, in which event Beneficiaries having aggregate Beneficial Interests of more than 50% of the aggregate Beneficial Interests of all Beneficiaries present in person or represented at the meeting shall appoint the Chairman and the Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting its verified written report.

         12.9. Record of Meetings. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

         12.10. Action without a Meeting. Any action may be taken by the Beneficiaries without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by Beneficiaries having aggregate Beneficial Interests not less than the percentage that would be necessary to authorize or take such action at a meeting. The Trustees shall give reasonably prompt notice of the action so taken to all Beneficiaries that did not sign such consent.

                                  ARTICLE XIII

                                   AMENDMENTS

         13.1. Consent of Trustees and Beneficiaries. At the direction or with the consent of both the Trustees and Beneficiaries having aggregate Beneficial Interests of at least 50% of the aggregate Beneficial Interests of all Beneficiaries, or such greater percentage as shall be specified in this Agreement for the taking of an action by the Beneficiaries under the affected provision of this Agreement, the Trustees shall promptly make and execute a declaration amending this Agreement for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or amendments thereto; provided, however, that no such amendment shall permit the Trustees to engage in any activity prohibited by any provision of Section
5.2 or 6.1 or any other express provision of this Agreement or affect the Beneficiaries' rights to receive their pro rata shares of the Trust Assets at the time of distribution or otherwise adversely affect the rights of Beneficiaries; and provided, further, however, that any amendment to this Agreement that adds to, changes or in any manner eliminates or amends Section 5.2 or that pertains to the duties and obligations of the Trustees, or restrictions on the performance thereof, shall also be consented to by Beneficiaries having an aggregate Beneficial Interest of at least 50% of the total Beneficial Interests (other than Beneficial Interests of the Trustees, members of their families and affiliates of any of the foregoing). In addition to any amendments otherwise authorized herein, this Agreement may be amended from time to time by the Trustees, without the consent of any of the Beneficiaries, (i) to add to the duties or obligations of the Trustees or surrender any right or power granted to the Trustees herein; and
(ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which will not be inconsistent with any provision of this Agreement; provided, however, that no amendment shall be adopted pursuant to this sentence unless the adoption thereof (1) is for the benefit of or not adverse to the interests of the Beneficiaries; and (2) does not alter the interest of any Beneficiary in any way without the consent of each Beneficiary adversely affected thereby.

         13.2. Notice and Effect of Amendment. Promptly after the execution by the Trustees of any such declaration of amendment, the Trustees shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Trustees may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be amended in accordance therewith and the respective rights, powers, limitations of rights or powers, obligations, duties, titles, discretions, privileges, indemnities and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such amendment, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

         14.1. Filing Documents. This Agreement shall be filed or recorded in such office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the office of each Trustee and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Trustees shall file or record any instrument which relates to any change in the office of the Trustees in the same places where the original Agreement is filed or recorded.

         14.2. Intention of Parties to Establish Trust. This Agreement is intended to create a liquidating trust for federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a trust and any ambiguity herein shall be construed consistent therewith and, if necessary, this Agreement may be amended to comply with such federal income tax laws, which amendments may apply retroactively. This Agreement is not intended to create and shall not be interpreted as creating a corporation, association, partnership or joint venture of any kind for federal income taxation or any other purpose.

         14.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws. The Trustees and the Beneficiaries (by their acceptance of any distributions made to them pursuant to this Agreement) consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

         14.4. Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any provision hereof. Where a reference in this Agreement is made to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated. Where the reference "hereof," "hereby," "herein" or "hereunder" appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders.

         14.5. Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

         14.6. Notices. Any notice or other communication by the Trustees to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if deposited by regular mail, postage prepaid, in a post office or letter box addressed to such Person at his address as shown in the records of the Trustees.

                        All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if deposited by regular mail, postage prepaid, in a post office or letter box, or delivered personally or sent by telegram or telecopier, to the parties at the following addresses or at such other addresses (or to such other person's attention or to such other telecopier number) as shall be specified by the parties by like notice, which information the Trustees shall maintain with the records of the
Trust:

                (a)                 If to the Trustees:

                                    Joseph D. Mark and
                                    Adi Raviv, Trustees
                                    THCG, LLC Liquidating Trust
                                    512 Seventh Avenue
                                      17th Floor
                                    New York, New York 10018
                                    Facsimile: (212)

                                    with a copy to:

                                    Kramer Levin Naftalis & Frankel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Attention:  Peter S. Kolevzon, Esq.
                                    Facsimile:  (212) 715-8000

                (b)                 If to the Company:

                                    THCG, Inc.
                                    512 Seventh Avenue
                                    New York, New York  10018
                                    Attention:
                                    Facsimile:  (212) 223-0161

         14.7. Counterparts. This Agreement may be executed in any number of counterparts (by original or facsimile signature), each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

         14.8. Binding.

              (a) The obligations of the Company hereunder are not personally binding upon, nor shall resort be had to the private property of, any of the stockholders, directors, officers, employees or agents of the Company, but only the property of the Company shall be bound.

              (b) The obligations of the Trust hereunder are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, any member of the Special Committee or any Beneficiaries, employees or agents of the Trust, but only the Trust Assets shall be bound.

         14.9. Access to Documents. The Trustees shall provide to the Company such documents and information as the Company may reasonably request from time to time in connection with its preparation of tax returns, reports to the SEC and for other legitimate business purposes, and shall permit the Company to make copies thereof. The Company shall provide to the Trustees, such documents and information as the Trustees may reasonably request from time to time in connection with the preparation of tax returns, reports to the SEC and for other legitimate purposes, and shall permit the Trustees to make copies thereof. Any such documents and information provided pursuant to this Section 14.9 shall be held in confidence and shall be treated in the same manner as the receiving Person treats its own confidential information.

                  [Remainder of page intentionally left blank.]

                         IN WITNESS WHEREOF, THCG, Inc. has caused this
Agreement to be executed by its duly authorized officer, and the initial Trustees herein have executed this Agreement, as trustees and not as individuals, this 16th day of July, 2001.

                                     THCG, INC.


                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:



                                     _______________________________________
                                     Joseph D. Mark
                                     Trustee



                                     ----------------------------------
                                     Adi Raviv
                                     Trustee

                                Table of Contents

                                                                           Page
                                                                           ----

ARTICLE I  NAME AND DEFINITIONS..............................................1
      1.1.        Name.......................................................1
      1.2.        Certain Terms Defined......................................1

ARTICLE II  NATURE OF TRANSFER...............................................4
      2.1.        Purpose of Trust...........................................4
      2.2.        No Reversion to the Company................................4
      2.3.        Instruments of Further Assurance...........................5
      2.4.        Payment of Liabilities; Indemnification....................5
      2.5.        Assignment for Benefit of Beneficiaries....................6
      2.6.        Notice to Unlocated Beneficiaries..........................6
      2.7.        The Trust Subsidiaries.....................................6

ARTICLE III  BENEFICIARIES...................................................7
      3.1.        Beneficial Interests.......................................7
      3.2.        Rights of Beneficiaries....................................7
      3.3.        No Transfer of Interests of Beneficiaries..................8

ARTICLE IV  DURATION AND TERMINATION OF TRUST................................8
      4.1.        Duration...................................................8
      4.2.        Other Obligations of Trustees upon Termination.............9

ARTICLE V  ADMINISTRATION OF TRUST ASSETS....................................9
      5.1.        Disposition of Trust Assets................................9
      5.2.        Transactions with Related Persons; Appointment and
                  Authority of Special Committee.............................9
      5.3.        Payment of Claims, Liabilities and Expenses................10
      5.4.        Interim Distributions......................................10
      5.5.        Final Distribution.........................................11
      5.6.        Reports to Beneficiaries and Others........................11
      5.7.        Federal Income Tax Information.............................11
      5.8.        Books and Records..........................................11
      5.9.        Employment of Agents, etc..................................12

ARTICLE VI  POWERS OF AND LIMITATIONS ON THE TRUSTEES........................13
      6.1.        Limitations on Trustees....................................13
      6.2.        Specific Powers of Trustees................................14

ARTICLE VII  CONCERNING THE TRUSTEES, BENEFICIARIES, EMPLOYEES AND AGENTS....17
      7.1.        Generally..................................................17
      7.2.        Reliance by Trustees.......................................17

                                Table of Contents
                                  (continued)

                                                                           Page
                                                                           ----

      7.3.        Safekeeping of Trust Assets................................18
      7.4.        Liability to Third Persons.................................18
      7.5.        Recitals...................................................18
      7.6.        Indemnification............................................19
      7.7.        Rights of Trustees, Employees, Independent Contractors
                  and Agents To Own Units or Other Property and To
                  Engage in Other Business...................................19
      7.8.        Powers of Trustees to Deal with Trust in
                  Non-Fiduciary Capacity.....................................
      7.9.        No Duty Not to Compete.....................................20

ARTICLE VIII  PROTECTION OF PERSONS DEALING WITH THE TRUSTEES................20
      8.1.        Action by Trustees.........................................20
      8.2.        Delegation.................................................20
      8.3.        Reliance on Statement by Trustees..........................20

ARTICLE IX  COMPENSATION OF TRUSTEES.........................................21
      9.1.        Amount of Compensation.....................................21
      9.2.        Expenses...................................................21

ARTICLE X  TRUSTEES AND SUCCESSOR TRUSTEES...................................21
      10.1.       Number and Qualification of Trustees.......................21
      10.2.       Resignation and Removal....................................21
      10.3.       Appointment of Successor...................................22
      10.4.       Acceptance of Appointment by Successor Trustee.............22
      10.5.       Bonds......................................................23

ARTICLE XI  CONCERNING THE BENEFICIARIES.....................................23
      11.1.       Evidence of Action by Beneficiaries........................23
      11.2.       Limitation on Suits by Beneficiaries.......................23
      11.3.       Requirement of Undertaking.................................23

ARTICLE XII  MEETINGS OF BENEFICIARIES.......................................24
      12.1.       Purpose of Meetings........................................24
      12.2.       Meeting Called by Trustees.................................24
      12.3.       Meeting Called on Request of Beneficiaries.................24
      12.4.       Persons Entitled to Vote at Meetings of Beneficiaries......24
      12.5.       Quorum and Vote Required...................................24
      12.6.       Waiver of Notice...........................................25
      12.7.       Adjournment of Meetings....................................25
      12.8.       Conduct of Meetings........................................25
      12.9.       Record of Meetings.........................................25
      12.10.      Action without a Meeting...................................25

ARTICLE XIII  AMENDMENTS.....................................................25

                                Table of Contents
                                  (continued)

                                                                           Page
                                                                           ----

      13.1.       Consent of Trustees and Beneficiaries......................25
      13.2.       Notice and Effect of Amendment.............................26

ARTICLE XIV  MISCELLANEOUS PROVISIONS........................................26
      14.1.       Filing Documents...........................................26
      14.2.       Intention of Parties to Establish Trust....................26
      14.3.       Governing Law..............................................27
      14.4.       Interpretation.............................................27
      14.5.       Severability...............................................27
      14.6.       Notices....................................................27
      14.7.       Counterparts...............................................28
      14.8.       Binding....................................................28
      14.9.       Access to Documents........................................28